Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

     I, Robert J. Gamgort, Chief Executive Officer and President of Keurig Dr Pepper Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Transition Report on Form 10-Q of the Company, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. Gamgort
Date: August 7, 2018	Robert J. Gamgort
Chief Executive Officer and President of Keurig Dr Pepper Inc.